Deposits, Prepayments and Deferred Expenses - Disclosure of Detailed Information about Deposits Prepayments and Deferred Expenses Explanatory (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Disclosure of Deposits Prepayments and Deferred Expenses [Abstract]
Other prepayments	$ 1,073	$ 624
Prepaid taxes	312
Value-Added Tax recoverable	466	547
Deposits	7	5
Payment in advance to suppliers	250
Deposits, prepayments and deferred expenses	$ 2,108	$ 1,176